AMERICAN INDEPENDENCE FUNDS TRUST

(the “Trust”)

SUPPLEMENT DATED JANUARY 8, 2013

TO THE

PROSPECTUS, DATED FEBRUARY 29, 2012

(AS AMENDED THROUGH DECEMBER 20, 2012)

DYNAMIC CONSERVATIVE PLUS FUND

(the “Fund”)

(TICKER SYMBOLS:  TBBIX, AABBX)

Effective January 8, 2013, the Prospectus for the Dynamic Conservative Plus Fund (the “Fund”) is hereby amended and supplemented to reflect the following changes, which have been recently approved by the Board of Trustees of the Trust:

1.      Under the Fund’s “FUND SUMMARY”, the sub-section “Fees and Expenses of the Fund” is updated as follows:

a.      The Fees and Expense Table on page 1 is replaced with the following:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in “Investing With The Fund” starting on page 10 of the Fund’s Prospectus.

Institutional Class Shares	Class A Shares

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.25%
Maximum Deferred Sales Charge (Load) (as a percentage of the Net Asset Value purchase)	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%	0.50%
Distribution and Service (12b-1) Fees	None	0.35%(1)
Other Expenses(2)	0.56%	0.56%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	1.08%	1.43%
Fee Waivers and Expense Reimbursements(3)	-0.11%	-0.11%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements (3)	0.97%	1.32%

(1)     The Board has approved a Rule 12b-1 plan with a 0.25% distribution fee for Class A Shares. In addition, the Board has approved a Shareholder Services Plan for Class A Shares which would provide for a fee paid monthly at an annual rate of up to 0.25%. At the present time, the Fund is assessing only 0.10% of the distribution fee and is assessing the full 0.25% shareholder servicing fee.

(2)     Other Fees have been updated to reflect the fees as of the most recent fiscal year end, October 31, 2012 and differ from those stated in the Prospectus dated February 29, 2012.

(3)     American Independence Financial Services, LLC (“AIFS” or the “Adviser”) has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2014 in order to keep the Total Annual Fund Operating Expenses at 0.95% and 1.30% of the Fund’s average net assets for the Institutional Class Shares and Class A Shares, respectively. The contractual expense limitation does not apply to “Acquired Fund Fees and Expenses.” The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid in any fiscal year of the Fund over the following three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense limitation. The expense limitation may be terminated only by approval of the Board of Trustees.

b.      The expense Example on page 2 is replaced with the following table:

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$99	$333	$585	$1,307
Class A Shares	$554	$848	$1,163	$2,056

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE